Exhibit 99.1

420 Lexington Avenue ¦ New York, NY 10170 ¦ 800.468.7526

FOR IMMEDIATE RELEASE

CONTACT:
Stacy Slater
Senior Vice President, Investor Relations
800.468.7526
stacy.slater@brixmor.com

BRIXMOR PROPERTY GROUP REPORTS THIRD QUARTER 2013 RESULTS
- PROVIDES 2014 GUIDANCE -

NEW YORK, DECEMBER 3, 2013 - Brixmor Property Group Inc. (NYSE: BRX) announced today its results of operations for the three and nine months ended September 30, 2013 for both its portfolio as it existed prior to the Company’s initial public offering (“IPO”) completed on November 4, 2013 (the “Historical Portfolio”) and on a pro forma basis giving effect to the IPO. The Company is also providing certain property related performance data for its IPO portfolio.

“The completion of our IPO is a significant milestone for our Company and points us towards executing our growth strategy as the largest pure play, wholly-owned shopping center portfolio,” stated Michael Carroll, Chief Executive Officer. “We are confident that we will build on current momentum, capitalizing on below-market expiring rents and driving occupancy as well as anchor space repositioning and redevelopment, while strengthening our balance sheet.”

IPO Portfolio Third Quarter 2013 Operating Highlights

•	Occupancy increased by 50 basis points to 92.1% from 91.6% at June 30, 2013, up 90 basis points from the same period in 2012;

•	Same Property NOI increased 3.5% for the quarter and 4.0% year-to-date from the same period in 2012;

•	Executed 640 new and renewal leases for 4.1 million square feet, including 217 new leases totaling 1.0 million square feet and 423 renewals and options totaling 3.1 million square feet;

▪	Including 12 new anchor leases for spaces over 20,000 square feet totaling approximately 382,000 square feet and

•	Achieved positive blended lease spreads of 11.5%, new lease spreads of 50.9% and renewal and option spreads of 7.6%.

Dividend
The Company’s Board of Directors declared a quarterly cash dividend of $0.20 per common share (equivalent to $0.80 per annum). The initial quarterly dividend has been pro-rated to $0.127 per common share to reflect the period commencing on November 4, 2013, the IPO completion date, and ending on December 31, 2013. This pro-rated dividend is payable on January 15, 2014 to stockholders of record on January 6, 2014, representing an ex-dividend date of January 2, 2014.

i

Financial Highlights
For the third quarter of 2013, Brixmor reported Funds from Operations (“FFO”) on a pro forma basis of $131.7 million, or $0.43 per diluted share. FFO as adjusted, which excludes certain transactional income and expenses, impairments and non-operating gains, for the same period was $130.2 million on a pro forma basis, or $0.43 per diluted share. Net income attributable to common stockholders for the three month period ended September 30, 2013 was $11.5 million on a pro forma basis, or $0.05 per diluted share. A reconciliation of net income (loss) to FFO and FFO as adjusted, non-GAAP financial measures, are presented in the attached table. These non-GAAP financial measures should be considered in addition to and not as a substitute for, or superior to, financial measures presented in accordance with GAAP.

For the nine months ended September 30, 2013, Brixmor reported FFO on a pro forma basis of $374.1 million, or $1.23 per diluted share. FFO as adjusted for the same period was $373.6 million on a pro forma basis, or $1.23 per diluted share. Net income attributable to common stockholders for the nine month period was $15.4 million on a pro forma basis, or $0.07 per diluted share.

For the third quarter of 2013, Brixmor reported net loss attributable to common stockholders for its Historical Portfolio of ($18.8) million, or ($0.10) per diluted share. For the nine months ended September 30, 2013, Brixmor reported net loss attributable to common stockholders for its Historical Portfolio of ($81.6) million, or ($0.45) per diluted share.

In connection with the IPO, the Company acquired interests in 43 properties (the “Acquired Properties”) from certain investment funds affiliated with The Blackstone Group L.P. (“Blackstone”). Also in connection with the IPO, the Company issued to certain funds affiliated with Blackstone and Centerbridge Partners L.P. (the "pre-IPO owners") an interest in its Operating Partnership allocating to these pre-IPO owners all of the economic consequences of ownership of 47 non-core properties (the “Excluded Properties”).

The Company’s Historical Portfolio represents all properties owned prior to the IPO. For all periods prior to the IPO, the Company’s condensed consolidated statements of operations reflect the Company’s Historical Portfolio and do not reflect the effects of the IPO and associated transactions. The Company’s IPO Portfolio includes all properties owned as of the completion of the IPO, including the Acquired Properties and excluding the Excluded Properties, and will constitute the go forward properties owned by the Company. The IPO Portfolio performance is captured in the pro forma results. These results reflect the impact of the transactions associated with the IPO, including (i) the contribution of the Acquired Properties, (ii) the distribution of the Excluded Properties, (iii) the acquisition of the interest not already held in Arapahoe Crossings L.P., (iv) borrowings under the unsecured credit facility (as described below), including the use thereof and (v) the net proceeds from the IPO, including the use thereof. The pro forma adjustments associated with these transactions assume that each transaction was completed as of September 30, 2013 for the purpose of the unaudited pro forma condensed consolidated balance sheet and as of January 1, 2013 for the purpose of the unaudited pro forma condensed consolidated statements of operations.

Balance Sheet
At completion of the IPO, the Company issued approximately 47.4 million shares of common stock at an initial public offering price of $20.00 per share, including the full exercise of the underwriter’s option to purchase additional shares, raising aggregate net proceeds of approximately $891.3 million, after deducting $57.4 million in underwriting discounts, expenses and transaction costs. Upon completion of the IPO, the Company had approximately 304.2 million shares outstanding on a fully diluted basis. Of the total proceeds received, $824.7 million was used to pay down amounts outstanding under the Company's unsecured credit facility described below.

Prior to the IPO, on July 16, 2013, the Company put in place a $2.75 billion unsecured credit facility, consisting of a $1.50 billion term loan facility, which will mature on July 31, 2018 and a $1.25 billion revolving credit facility, which will mature on July 31, 2017, with a one-year extension option. The term loan portion of the unsecured credit facility currently bears interest at 1.60% plus LIBOR per annum based on a total leverage based grid. In September 2013, the Company swapped the LIBOR portion of the term loan for three years at 0.84%. Therefore, the all-in interest rate is

2.44%.  The revolving credit facility currently bears interest at 1.60% plus LIBOR per annum based on a total leverage based grid.  Concurrent with the close of the IPO, the revolving credit facility was repaid in full and the outstanding balance on the term loan was $1.50 billion.

Guidance
The Company expects to generate FFO per common share - diluted of $1.80 to $1.84 in 2014. Estimated 2013 and 2014 earnings and portfolio metrics are as follows:

	4Q2013E	2013E	2014E
FFO per common share - diluted			$1.80 - $1.84
Same property NOI	3.8 - 3.9%	3.9 - 4.0%	3.7 - 4.1%
Percent leased (at year-end)		92.1%	93.0 - 93.5%
Leasing related capital expenditures, including anchor space repositioning and redevelopment		$125 - $130M	$130 - $140M

Conference Call and Supplemental Information
The Company will host a teleconference on Wednesday, December 4, 2013 at 11:00 AM ET.   To participate, please dial 888.317.6003 (domestic) or 412.317.6061 (international) at least ten minutes prior to the scheduled start of the call (Passcode: 3076178). The teleconference can also be accessed via a live webcast at www.brixmor.com in the Investors section. A replay of the teleconference will be available through midnight ET on December 18, 2013 by dialing 877.344.7529 (domestic) or 412.317.0088 (International) (Passcode: 10037203) or via the web through December 4, 2014 at www.brixmor.com in the Investors section.

The Company’s Supplemental Disclosure will be posted at www.brixmor.com in the Investors section. These materials are also available to all interested parties upon request to the Company at investorrelations@brixmor.com or 800.468.7526.

Non-GAAP Disclosures
FFO and FFO as Adjusted
FFO is calculated as the sum of net income (loss) in accordance with GAAP excluding (i) gain (loss) on disposition of operating properties, and (ii) extraordinary items, plus (iii) depreciation and amortization of operating properties, (iv) impairment of operating properties and real estate equity investments, and (v) after adjustments for joint ventures calculated to reflect funds from operations on the same basis. FFO as adjusted represents FFO excluding certain transactional income and expenses, impairments of land parcels and non-operating gains which management believes are not reflective of results within the operating real estate portfolio.

FFO is a supplemental, non-GAAP measure utilized to evaluate the operating performance of real estate companies. It is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Brixmor presents FFO as adjusted as an additional supplemental measure as it is more reflective of core operating performance. FFO as adjusted provides securities analysts, investors and other interested parties an additional measure in comparing Brixmor's performance across reporting periods on a consistent basis by excluding items that are not indicative of core operating performance. FFO and FFO as adjusted should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of financial performance and are not alternatives to cash flow from operating activities (determined in accordance with GAAP) as a measure of liquidity. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental to financial results presented in accordance with GAAP. Computation of FFO and FFO as adjusted may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to such other REITs. Investors are cautioned that items excluded from FFO and FFO as adjusted are significant components in understanding and addressing financial performance.

Same Property NOI
Same property NOI is calculated (using properties owned as of the end of both reporting periods and for the entirety of both periods excluding properties classified as discontinued operations), as rental income (minimum rent, percentage rents, tenant recoveries and other property income) less rental operating expenses (property operating expenses, real estate taxes and bad debt expense) of the properties owned by Brixmor. Same property NOI excludes corporate level income (including transaction and other fees), lease termination income, straight-line rent and amortization of above-/below-market leases of the same property pool from the prior year reporting period to the current year reporting period.

Same property NOI is a supplemental, non-GAAP measure utilized to evaluate the operating performance of real estate companies and is frequently used by securities analysts, investors and other interested parties in understanding business and operating results regarding the underlying economics of Brixmor's business operations. It includes only the net operating income of properties owned for the full period presented, which eliminates disparities in net income due to the acquisition or disposition of properties during the period presented, and therefore, provides a more consistent metric for comparing the performance of properties. Management uses same property NOI to review operating results for comparative purposes with respect to previous periods or forecasts, and also to evaluate future prospects. Same property NOI is not intended to be a performance measure that should be regarded as an alternative to, or more meaningful than, net income (determined in accordance with GAAP) or other GAAP financial measures. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental to financial results presented in accordance with GAAP.  Computation of same property NOI may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to such other REITs.

About Brixmor Property Group
Brixmor owns and operates the nation's largest wholly-owned portfolio of grocery-anchored community and neighborhood shopping centers, with 522 properties aggregating approximately 87 million square feet of gross leasable area located primarily across the top 50 U.S. metro markets. Brixmor leverages its national footprint, local market knowledge and operational expertise to support the growth of its retail tenants. The Company is focused on maximizing the value of its portfolio through its extensive leasing capabilities and anchor space repositioning / redevelopment platform. Headquartered in New York City, the Company is the largest landlord to The TJX Companies and The Kroger Company. For additional information, please visit www.brixmor.com.

Safe Harbor Language
This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled “Risk Factors” in our prospectus dated October 29, 2013, filed with the SEC pursuant to Rule 424(b) of the Securities Act on October 31, 2013, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

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BRIXMOR PROPERTY GROUP INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)

	Pro Forma	Historical Portfolio
	(Unaudited)	(Unaudited)
	9/30/13	9/30/13	12/31/12
Assets
Real estate
Land	$2,017,116	$1,904,533	$1,915,667
Buildings and improvements	8,558,700	8,017,597	7,978,759
	10,575,816	9,922,130	9,894,426
Accumulated depreciation and amortization	(1,057,076)	(1,085,671)	(796,296)
Real estate, net	9,518,740	8,836,459	9,098,130
Investments in and advances to unconsolidated joint ventures	5,173	9,155	16,038
Cash and cash equivalents	135,643	137,376	103,098
Restricted cash	89,059	82,123	90,160
Marketable securities	22,962	22,962	24,883
Receivables, net	172,371	178,304	156,944
Deferred charges and prepaid expenses, net	110,484	104,875	95,118
Other assets	14,480	33,621	19,358
Total assets	$10,068,912	$9,404,875	$9,603,729

Liabilities
Debt obligations, net	$6,058,530	$6,477,257	$6,499,356
Financing liabilities, net	172,978	172,978	174,440
Accounts payable, accrued expenses and other liabilities	667,393	606,163	632,112
Total liabilities	6,898,901	7,256,398	7,305,908

Redeemable non-controlling interests	21,467	21,467	21,467
Commitments and contingencies	—	—	—

Equity
Preferred stock, $0.01 par value, authorized 300,000,000 shares, issued and outstanding 125 shares	—	—	—
Common stock, $0.01 par value, authorized 3,000,000,000 shares, issued and outstanding 182,242,460 shares	2,297	1,822	1,822
Additional paid in capital	2,733,200	1,749,040	1,746,271
Accumulated other comprehensive loss	(7,732)	(7,732)	(39)
Distributions in excess of accumulated loss	(342,592)	(136,524)	(26,559)
Total stockholders' equity	2,385,173	1,606,606	1,721,495
Non-controlling interests	763,371	520,404	554,859
Total equity	3,148,544	2,127,010	2,276,354
Total liabilities and equity	$10,068,912	$9,404,875	$9,603,729

v

BRIXMOR PROPERTY GROUP INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, dollars in thousands, except per share amounts)

	Pro Forma		Historical Portfolio
	Three Months Ended	Nine Months Ended	Three Months Ended		Nine Months Ended
	9/30/13		9/30/13	9/30/12	9/30/13	9/30/12
Revenues
Rental income	$238,418	$702,086	$228,775	$220,243	$670,781	$653,226
Expense reimbursements	64,803	191,771	62,227	57,754	184,808	173,298
Other revenues	2,360	8,286	2,366	2,495	8,333	8,622
Total revenues	305,581	902,143	293,368	280,492	863,922	835,146

Operating expenses
Operating costs	30,427	92,235	29,267	29,983	89,760	91,186
Real estate taxes	44,057	131,485	43,656	39,888	129,856	121,006
Depreciation and amortization	116,954	355,161	110,582	121,494	336,239	379,381
Provision for doubtful accounts	3,113	8,296	3,314	3,003	8,641	8,791
Impairment of real estate assets	—	1,531	—	—	29,113	—
General and administrative	20,504	62,824	23,605	20,506	65,401	67,031
Total operating expenses	215,055	651,532	210,424	214,874	659,010	667,395

Other income (expense)
Dividends and interest	212	636	209	281	628	864
Interest expense	(76,115)	(227,892)	(86,134)	(97,385)	(276,005)	(290,396)
Gain on sales of real estate assets and acquisition of joint venture interest	1,502	2,062	1,502	—	2,223	50
Other	(807)	(4,900)	(22,231)	(1,754)	(26,912)	(4,771)
Total other income (expense)	(75,208)	(230,094)	(106,654)	(98,858)	(300,066)	(294,253)

Income (loss) before equity in income of unconsolidated joint ventures	15,318	20,517	(23,710)	(33,240)	(95,154)	(126,502)
Equity in income of unconsolidated joint ventures	203	833	247	118	1,001	686
Income (loss) from continuing operations	15,521	21,350	(23,463)	(33,122)	(94,153)	(125,816)

Discontinued operations:
Income from discontinued operations	—	—	191	296	418	105
Gain on disposition of operating properties	—	—	—	3,315	2,631	4,544
Impairment on real estate held for sale	—	—	(1,283)	(7,635)	(15,741)	(10,545)
Loss from discontinued operations	—	—	(1,092)	(4,024)	(12,692)	(5,896)

Net income (loss)	15,521	21,350	(24,555)	(37,146)	(106,845)	(131,712)
Non-controlling interests
Net income (loss) attributable to non-controlling interests	(4,065)	(6,000)	5,716	8,798	25,248	31,334

Net income (loss) attributable to common stockholders	$11,456	$15,350	$(18,839)	$(28,348)	$(81,597)	$(100,378)

Per common share:
Income (loss) from continuing operations:
Basic	$0.05	$0.07	$(0.10)	$(0.14)	$(0.40)	$(0.53)
Diluted	$0.05	$0.07	$(0.10)	$(0.14)	$(0.40)	$(0.53)
Net income (loss) attributable to common stockholders:
Basic	$0.05	$0.07	$(0.10)	$(0.16)	$(0.45)	$(0.55)
Diluted	$0.05	$0.07	$(0.10)	$(0.16)	$(0.45)	$(0.55)
Weighted average common outstanding shares:
Basic	229,680	229,680	182,242	182,242	182,242	182,242
Diluted	304,221	304,221	240,905	240,905	240,905	240,905

BRIXMOR PROPERTY GROUP INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS
(Unaudited, dollars in thousands, except per share amounts)

	Pro Forma		Historical Portfolio
	Three Months Ended 9/30/13	Nine Months Ended 9/30/13	Three Months Ended		Nine Months Ended
			9/30/13	9/30/12	9/30/13	9/30/12
Net income (loss)	$15,521	$21,350	$(24,555)	$(37,146)	$(106,845)	$(131,712)
Gain on disposition of operating properties	—	—	—	(3,315)	(2,631)	(4,544)
Loss on disposition of unconsolidated joint venture operating properties	—	—	—	—	—	96
Depreciation and amortization-real estate related-continuing operations	116,455	353,653	110,083	120,862	334,731	377,244
Depreciation and amortization-real estate related-discontinued operations	—	—	380	1,764	2,106	6,408
Depreciation and amortization-real estate related-unconsolidated joint ventures	42	113	7	170	167	694
Impairment of operating properties	—	—	1,283	7,635	41,783	10,545
Net loss attributable to non-controlling interests not convertible into common stock	(347)	(1,017)	(347)	(326)	(1,018)	(978)
FFO	$131,671	$374,099	$86,851	$89,644	$268,293	$257,753
Gains from land sales and acquisition of joint venture interest	(1,502)	(2,062)	(1,502)	—	(2,223)	(50)
Impairment of land parcels	—	1,531	—	—	3,071	—
Total adjustments	(1,502)	(531)	(1,502)	—	848	(50)
FFO as adjusted	$130,169	$373,568	$85,349	$89,644	$269,141	$257,703

FFO per common share/OP unit - diluted	$0.43	$1.23	$0.36	$0.37	$1.11	$1.07
FFO as adjusted per common share/OP unit - diluted	$0.43	$1.23	$0.35	$0.37	$1.12	$1.07
Weighted average shares/OP units outstanding -diluted	304,221	304,221	240,905	240,905	240,905	240,905

BRIXMOR PROPERTY GROUP INC. AND SUBSIDIARIES
RECONCILIATION OF THE RANGE OF 2014 ESTIMATED FFO PER COMMON SHARE - DILUTED TO
NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS
(Unaudited, dollars in millions, except per share amounts)

	2014E	2014E Per Common Share Diluted
Net income attributable to common stockholders	$82 - $87	$0.27 - $0.29
Depreciation and amortization	($466 - $472)	($1.53 - $1.55)
FFO	$548 - $559	$1.80 - $1.84

BRIXMOR PROPERTY GROUP INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP BALANCE SHEET TO PRO FORMA BALANCE SHEET
(Unaudited, dollars in thousands)

	Historical Portfolio		Pro Forma
	9/30/13	Adjustments	9/30/13
Assets
Real estate
Land	$1,904,533	$112,583	$2,017,116
Buildings and improvements	8,017,597	541,103	8,558,700
	9,922,130	653,686	10,575,816
Accumulated depreciation and amortization	(1,085,671)	28,595	(1,057,076)
Real estate, net	8,836,459	682,281	9,518,740
Investments in and advances to unconsolidated joint ventures	9,155	(3,982)	5,173
Cash and cash equivalents	137,376	(1,733)	135,643
Restricted cash	82,123	6,936	89,059
Marketable securities	22,962	—	22,962
Receivables, net	178,304	(5,933)	172,371
Deferred charges and prepaid expenses, net	104,875	5,609	110,484
Other assets	33,621	(19,141)	14,480
Total assets	$9,404,875	$664,037	$10,068,912

Liabilities
Debt obligations, net	$6,477,257	$(418,727)	$6,058,530
Financing liabilities, net	172,978	—	172,978
Accounts payable, accrued expenses and other liabilities	606,163	61,230	667,393
Total liabilities	7,256,398	(357,497)	6,898,901

Redeemable non-controlling interests	21,467	—	21,467
Commitments and contingencies	—	—	—

Equity
Preferred stock, $0.01 par value, authorized 300,000,000 shares, issued and outstanding 125 shares	—	—	—
Common stock, $0.01 par value, authorized 3,000,000,000 shares, issued and outstanding 182,242,460 shares	1,822	475	2,297
Additional paid in capital	1,749,040	984,160	2,733,200
Accumulated other comprehensive loss	(7,732)	—	(7,732)
Distributions in excess of accumulated loss	(136,524)	(206,068)	(342,592)
Total stockholders' equity	1,606,606	778,567	2,385,173
Non-controlling interests	520,404	242,967	763,371
Total equity	2,127,010	1,021,534	3,148,544
Total liabilities and equity	$9,404,875	$664,037	$10,068,912

BRIXMOR PROPERTY GROUP INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP STATEMENTS OF OPERATIONS TO PRO FORMA STATEMENTS OF OPERATIONS
(Unaudited, dollars in thousands, except per share amounts)

	Three Months Ended 9/30/13			Nine Months Ended 9/30/13
	Historical			Historical
	Portfolio	Adjustments	Pro Forma	Portfolio	Adjustments	Pro Forma

Revenues
Rental income	$228,775	$9,643	$238,418	$670,781	$31,305	$702,086
Expense reimbursements	62,227	2,576	64,803	184,808	6,963	191,771
Other revenues	2,366	(6)	2,360	8,333	(47)	8,286
Total revenues	293,368	12,213	305,581	863,922	38,221	902,143

Operating expenses
Operating costs	29,267	1,160	30,427	89,760	2,475	92,235
Real estate taxes	43,656	401	44,057	129,856	1,629	131,485
Depreciation and amortization	110,582	6,372	116,954	336,239	18,922	355,161
Provision for doubtful accounts	3,314	(201)	3,113	8,641	(345)	8,296
Impairment of real estate assets	—	—	—	29,113	(27,582)	1,531
General and administrative	23,605	(3,101)	20,504	65,401	(2,577)	62,824
Total operating expenses	210,424	4,631	215,055	659,010	(7,478)	651,532

Other income (expense)
Dividends and interest	209	3	212	628	8	636
Interest expense	(86,134)	10,019	(76,115)	(276,005)	48,113	(227,892)
Gain on sale of real estate assets and acquisition of joint venture interest	1,502	—	1,502	2,223	(161)	2,062
Other	(22,231)	21,424	(807)	(26,912)	22,012	(4,900)
Total other income (expense)	(106,654)	31,446	(75,208)	(300,066)	69,972	(230,094)

Income (loss) before equity in income of unconsolidated joint ventures	(23,710)	39,028	15,318	(95,154)	115,671	20,517
Equity in income of unconsolidated joint ventures	247	(44)	203	1,001	(168)	833
Income (loss) from continuing operations	(23,463)	38,984	15,521	(94,153)	115,503	21,350

Discontinued operations
Income from discontinued operations	191	(191)	—	418	(418)	—
Gain on disposition of operating properties	—	—	—	2,631	(2,631)	—
Impairment on real estate held for sale	(1,283)	1,283	—	(15,741)	15,741	—
Loss from discontinued operations	(1,092)	1,092	—	(12,692)	12,692	—

Net income (loss)	(24,555)	40,076	15,521	(106,845)	128,195	21,350
Non-controlling interests
Net income (loss) attributable to non-controlling interests	5,716	(9,781)	(4,065)	25,248	(31,248)	(6,000)

Net income (loss) attributable to common stockholders	$(18,839)	$30,295	$11,456	$(81,597)	$96,947	$15,350

Per common share:
Income (loss) from continuing operations:
Basic	$(0.10)	$0.15	$0.05	$(0.40)	$0.47	$0.07
Diluted	$(0.10)	$0.15	$0.05	$(0.40)	$0.47	$0.07
Net income (loss) attributable to common stockholders:
Basic	$(0.10)	$0.15	$0.05	$(0.45)	$0.52	$0.07
Diluted	$(0.10)	$0.15	$0.05	$(0.45)	$0.52	$0.07
Weighted average common outstanding shares:
Basic	182,242	47,438	229,680	182,242	47,438	229,680
Diluted	240,905	63,316	304,221	240,905	63,316	304,221